    As filed with the Securities and Exchange Commission on August 2, 1999
                                                    Registration No. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ________________


                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                               ________________

                        FOCAL COMMUNICATIONS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                  DELAWARE                                        36-4167094
(State or Other Jurisdiction of Incorporation)       (I.R.S. Employer Identification No.)

                     200 North LaSalle Street, Suite 1100
                            Chicago, Illinois 60601
                   (Address of Principal Executive Offices)

           Amended and Restated 1997 Nonqualified Stock Option Plan
                           (Full Title of the Plan)

                               _______________

                               Joseph A. Beatty
             Executive Vice President and Chief Financial Officer
                       Focal Communications Corporation
                     200 North LaSalle Street, Suite 1100
                            Chicago, Illinois 60601
                    (Name and Address of Agent For Service)

                                (312) 895-8400
         (Telephone Number, Including Area Code, of Agent For Service)

                                With a copy to:
                             Elizabeth C. Kitslaar
                          Jones, Day, Reavis & Pogue
                                77 West Wacker
                         Chicago, Illinois  60601-1692
                                (312) 269-4114
                                _______________

                                            CALCULATION OF REGISTRATION FEE
=======================================================================================================================
                                                                  Proposed           Proposed
                                                                  Maximum             Maximum
                                            Amount To Be       Offering Price        Aggregate            Amount Of
  Title Of Securities To Be Registered       Registered        Per Share/(1)/   Offering Price/(1)/    Registration Fee
-----------------------------------------------------------------------------------------------------------------------
Common Stock, par value $.01 per share    6,324,625 shares         $ 17.98        $ 113,716,757.50       $ 31,614.00
=======================================================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee, pursuant to paragraphs (c) and (h) of Rule 457 under the Securities Act, on the basis of the average of high and low sale prices of the shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"), on the Nasdaq National Market on July 28, 1998.

================================================================================

                                    PART II

               Information Required in the Registration Statement

Item 3. Incorporation of Documents by Reference

     The following documents filed by Focal Communications Corporation (the "Company" or the "Registrant") with the Securities and Exchange Commission (the "Commission") are incorporated by reference in this Registration Statement:

          (a) The Company's Annual Report on Form 10-K for the year ended December 31, 1998, filed with the Commission on March 31, 1999, as amended on Form 10-K/A, filed with the Commission on April 7, 1999;

          (b) The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999, filed with the Commission on May 7, 1999, as amended on Form 10-Q/A, filed with the Commission on July 6, 1999; and

          (c) The description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-A, filed with the Commission on July 26, 1999 (Reg. No. 000-26821) (the "Form 8-A").

     All other documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment indicating that all securities offered under this Registration Statement have been sold, or deregistering all securities then remaining unsold, are also incorporated by reference and shall be a part hereof from the date of filing of such documents.

     Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superceded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supercedes such statement. Any such statement so modified or superceded shall not be deemed, except as so modified or superceded, to constitute a part of this Registration Statement.

ITEM 4. Description of Securities.

     Not applicable.

ITEM 5. Interests of Named Experts and Counsel

     Not applicable.

ITEM 6. Indemnification of Directors and Officers

     We have statutory authority to indemnify our officers and directors. The applicable provisions of the Delaware General Corporation Law state that, to the extent an officer or director is successful on the merits or otherwise, a corporation may indemnify any person who was or is a party or who is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (each, a "Person"), against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by such Person, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In any threatened, pending or completed action by or in the right of the corporation, a corporation also may indemnify any such Person for costs actually and reasonably incurred by him in connection with that action's defense or settlement, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to, the best interests of the corporation; however, no indemnification shall be made with respect to any claim, issue or matter as to which such Person shall have been adjudged to be liable to the corporation, unless and only to the extent that a court shall determine that such indemnity is proper.

     Under the applicable provisions of the Delaware General Corporation Law, any indemnification shall be made by the corporation only as authorized in the specific case upon a determination that the indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made:

          (1) By the Board of Directors by a majority vote of the directors who are not parties to such action, suit or proceeding, even if less than a quorum;

          (2) By a committee of such directors designated by a majority vote of the directors who are not parties to such action, suit or proceeding, even if less than a quorum;

          (3) If there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or

          (4)  By the stockholders.

     The Company's certificate of incorporation and bylaws provide for indemnification to the full extent permitted by the laws of the State of Delaware against and with respect to threatened, pending or completed actions, suits or proceedings arising from or alleged to arise from, a party's actions or omissions as a director, officer, employee or agent of the Company or of any subsidiary of the Company or of any other corporation, partnership, joint venture, trust or other entity which he has served in such capacity at the request of the Company if such acts or omissions occurred or were or are alleged to have occurred, while said party was a director, officer, employee or agent of the Company.

     In addition, the Company maintains liability insurance for its directors and officers.

Item 7.  Exemption from Registration Claimed.

         Not applicable.

Item 8.  Exhibits

Exhibit Number    Description
--------------    -----------

4.1 Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit No. 3.3 to the Company's Registration Statement on Form S-1 originally filed with the Commission on May 7, 1999 (Registration No. 333-77995) (the "S-1"))

4.2 Amended and Restated By-Laws (incorporated by reference to Exhibit No. 3.5 of the S-1)

4.3 Indenture with Harris Trust and Savings Bank, dated February 18, 1998 (incorporated by reference to Exhibit No. 4.1 to the Company's Registration Statement on Form S-4 originally filed with the Commission on August 13, 1998 (Registration No. 333-49397) (the "S-4"))

4.4 Initial Global 12.125% Senior Discount Note Due February 15, 2008, dated February 18, 1998 (incorporated by reference to Exhibit No. 4.2 of the S-4)

4.5 Stock Purchase Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated November 27, 1996 (incorporated by reference to Exhibit No. 4.5 of the S-4)

4.6 Amendment No. 1 to Stock Purchase Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated January 23, 1998 (incorporated by reference to Exhibit No. 4.6 of the S-4)

4.7 Amendment No. 2 to Stock Purchase Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.8 to the Company's Quarterly Report on Form 10-Q for the period ending September 30, 1998, originally filed with the Securities and Exchange Commission on November 16, 1998 (the "3rd Quarter 1998 10-Q"))

4.8 Vesting Agreement with Madison Dearborn Capital Partners, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of November 27, 1996 (incorporated by reference to Exhibit No. 4.1 of the 3rd Quarter 1998 10-Q)

4.9               Vesting Agreement with Frontenac VI, L.P., Brian F. Addy, John
                  R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of November 27, 1996 (incorporated by reference to Exhibit No.
                  4.2 of the 3rd Quarter 1998 10-Q)

4.10              Vesting Agreement with Battery Ventures III, L.P., Brian F.
                  Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of November 27, 1996 (incorporated by reference to Exhibit No. 4.3 of the 3rd Quarter 1998 10-Q)

4.11 Amendment No. 1 to Vesting Agreement and Consent as of August 21, 1998, between the Company and Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.4 of the 3rd Quarter 1998 10-Q)

4.12 Amendment No. 1 to Vesting Agreement and Consent as of August 21, 1998, between the Company and Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.5 of the 3rd Quarter 1998 10-Q)

4.13 Amendment No. 1 to Vesting Agreement and Consent as of August 21, 1998, between the Company and Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.6 of the 3rd Quarter 1998 10-Q)

4.14 Form of Restricted Stock Agreement, dated September 30, 1998 between the Company and each of Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor, Jr. (incorporated by reference to Exhibit No. 4.7 of the 3rd Quarter 1998 10-Q)

4.15 Stockholders Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated November 27, 1996 (incorporated by reference to Exhibit No. 4.11 of the S-4)

4.16 Amendment No. 1 to Stockholders Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated as of July 7, 1998 (incorporated by reference to Exhibit No. 4.9 of the 3rd Quarter 1998 10-Q)

4.17 Amendment No. 2 to Stockholders Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.10 of the 3rd Quarter 1998 10-Q)

4.18 Amendment No. 3 to Stockholders Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated as of February 16, 1999 (incorporated by reference to Exhibit No. 4.16 to the Company's Annual Report on Form 10-K for year ended December 31, 1998 originally filed with the Commission on March 31, 1998 (the "1998 10-K"))

4.19              Executive Stock Agreement and Employment Agreement with Brian
                  F. Addy, dated November 27, 1996 (incorporated by reference to Exhibit No. 4.12 of the S-4)

4.20              Executive Stock Agreement and Employment Agreement with John
                  R. Barnicle, dated November 27, 1996 (incorporated by reference to Exhibit No. 4.13 of the S-4)

4.21              Executive Stock Agreement and Employment Agreement with Joseph
                  A. Beatty, dated November 27, 1996 (incorporated by reference to Exhibit No. 4.14 of the S-4)

4.22              Executive Stock Agreement and Employment Agreement with Robert
                  C. Taylor, Jr., dated November 27, 1996 (incorporated by reference to Exhibit No. 4.15 of the S-4)

4.23 Amendment No. 1 to Executive Employment Agreement and Consent with Brian F. Addy, dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.11 of the 3rd Quarter 1998 10-Q)

4.24 Amendment No. 1 to Executive Employment Agreement and Consent with John R. Barnicle, dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.12 of the 3rd Quarter 1998 10-Q)

4.25 Amendment No. 1 to Executive Employment Agreement and Consent with Joseph Beatty, dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.13 of the 3rd Quarter 1998 10-Q)

4.26 Amendment No. 1 to Executive Employment Agreement and Consent with Robert C. Taylor, dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.14 of the 3rd Quarter 1998 10-Q)

4.27 Registration Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R.

                  Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated November 27, 1996 (incorporated by reference to Exhibit No.
                  4.16 of the S-4)

4.28 Amendment No. 1 to Registration Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.15 of the 3rd Quarter 1998 10-Q)

4.29 Amendment No. 4 to Stockholders Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of May 21, 1999 (incorporated by reference to Exhibit No. 4.27 of the S-1)

4.30 Form of Amended and Restated 1997 Nonqualified Stock Option Plan (incorporated by reference to Exhibit No. 10.33 of the 1998 10-K)

4.31 1997 Nonqualified Stock Option Plan, amended and restated as of August 21, 1998 (incorporated by reference to Exhibit No.
                  10.7 of the 3rd Quarter 1998 10-Q)

4.32 Amendment to 1997 Nonqualified Stock Option Plan ( amended and restated as of August 21, 1998), dated as of May 21, 1999 (incorporated by reference to Exhibit 10.58 of the S-1)

5.1               Opinion of Jones, Day, Reavis & Pogue

23.1              Consent of Jones, Day, Reavis & Pogue (included in Exhibit
                  5.1)

23.2              Consent of Independent Public Accountants

24.1              Power of Attorney

Item 9.  Undertakings

          (a)  The undersigned Registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                    (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                    (ii) To reflect in the prospectus any facts or events
               arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement.

          Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which is registered) and any deviation from the low or high of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement.

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

          Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to
          Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on August 2, 1999.


                              FOCAL COMMUNICATIONS CORPORATION


                              By: /s/ Robert C. Taylor
                                 -------------------------------------------
                                      Robert C. Taylor
                                      President and Chief Executive Officer


     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities on the date indicated

       Signature                           Title                      Date
       ---------                           -----                      ----

/s/ Robert C. Taylor, Jr.      Director, President and Chief     August 2, 1999
--------------------------
    Robert C. Taylor, Jr.            Executive Officer

/s/ John R. Barnicle             Director, Executive Vice        August 2, 1999
--------------------------
    John R. Barnicle               President and Chief
                                    Operating Officer

/s/ Joseph A. Beatty           Executive Vice President and      August 2, 1999
--------------------------
    Joseph A. Beatty              Chief Financial Officer

/s/ Gregory J. Swanson                  Controller               August 2, 1999
--------------------------
    Gregory J. Swanson

/s/ James E. Crawford, III        Director                      August 2, 1999
--------------------------
    James E. Crawford, III

/s/ John A. Edwardson             Director                      August 2, 1999
--------------------------
    John A. Edwardson

/s/ Paul J. Finnegan              Director                      August 2, 1999
--------------------------
    Paul J. Finnegan

/s/ Richard D. Frisbie            Director                      August 2, 1999
--------------------------
    Richard D. Frisbie

/s/ James N. Perry, Jr.           Director                      August 2, 1999
--------------------------
    James N. Perry, Jr.

/s/ Paul G. Yovovich              Director                      August 2, 1999
--------------------------
    Paul G. Yovovich

* Joseph A. Beatty, the undersigned attorney-in-fact, by signing his name hereto, does hereby sign and execute this Registration Statement on behalf of the above indicated Registrant and officers and directors thereof (constituting a majority of the directors) pursuant to a Power of Attorney filed with the Securities and Exchange Commission.

August 2, 1999                     By: /s/ Joseph A. Beatty
                                      ----------------------------------------
                                           Joseph A. Beatty
                                           Executive Vice President and Chief
                                            Financial Officer

                                 EXHIBIT INDEX

                                                                             Sequentially
Exhibit Number      Description                                              Numbered Page
--------------      -----------                                              -------------
4.1                 Amended and Restated Certificate of Incorporation        Incorporated by
                    (incorporated by reference to Exhibit No. 3.3 to the     reference
                    Company's Registration Statement on Form S-1
                    originally filed with the Commission on May 7,
                    1999 (Registration No. 333-77995) (the "S-1"))

4.2                 Amended and Restated By-Laws (incorporated by            Incorporated by
                    reference to Exhibit No. 3.5 to the S-1)                 reference

4.3                 Indenture with Harris Trust and Savings Bank,            Incorporated by
                    dated February 18, 1998 (incorporated by reference       reference
                    to Exhibit No. 4.1 to the Company's Registration
                    Statement on Form S-4 originally filed with the
                    Securities and Exchange Commission on August
                    13, 1998 (Registration No. 333-49397) (the "S-4"))

4.4                 Initial Global 12.125% Senior Discount Note Due          Incorporated by
                    February 15, 2008, dated February 18, 1998               reference
                    (incorporated by reference to Exhibit No. 4.2 of the
                    S-4)

4.5                 Stock Purchase Agreement with Madison Dearborn           Incorporated by
                    Capital Partners, L.P., Frontenac VI, L.P., Battery      reference
                    Ventures III, L.P., Brian F. Addy, John R. Barnicle,
                    Joseph Beatty, and Robert C. Taylor Jr., dated
                    November 27, 1996 (incorporated by reference to
                    Exhibit No. 4.5 of the S-4)

4.6                 Amendment No. 1 to Stock Purchase Agreement              Incorporated by
                    with Madison Dearborn Capital Partners, L.P.,            reference
                    Frontenac VI, L.P., Battery Ventures III, L.P., Brian
                    F. Addy, John R. Barnicle, Joseph Beatty, and
                    Robert C. Taylor Jr., dated January 23, 1998
                    (incorporated by reference to Exhibit No. 4.6 of the
                    S-4)

                                                                             Sequentially
Exhibit Number      Description                                              Numbered Page
--------------      -----------                                              -------------
4.7                 Amendment No. 2 to Stock Purchase Agreement              Incorporated by
                    with Madison Dearborn Capital Partners, L.P.,            reference
                    Frontenac VI, L.P., Battery Ventures III, L.P., Brian
                    F. Addy, John R. Barnicle, Joseph Beatty, and
                    Robert C. Taylor Jr., dated as of August 21, 1998
                    (incorporated by reference to Exhibit No. 4.8 to the
                    Company's Quarterly Report on Form 10-Q for the
                    period ending September 30, 1998, originally filed
                    with the Commission on November 16, 1998 (the
                    "3rd Quarter 1998 10-Q"))

4.8                 Vesting Agreement with Madison Dearborn Capital          Incorporated by
                    Partners, L.P., Brian F. Addy, John R. Barnicle,         reference
                    Joseph Beatty and Robert C. Taylor, Jr., dated as of
                    November 27, 1996 (incorporated by reference to
                    Exhibit No. 4.1 of the 3rd Quarter 1998 10-Q)

4.9                 Vesting Agreement with Frontenac VI, L.P.,               Incorporated by
                    Brian F. Addy, John R. Barnicle, Joseph Beatty and       reference
                    Robert C. Taylor, Jr., dated as of November 27,
                    1996 (incorporated by reference to Exhibit No. 4.2
                    of the 3rd Quarter 1998 10-Q)

4.10                Vesting Agreement with Battery Ventures III, L.P.,       Incorporated by
                    Brian F. Addy, John R. Barnicle, Joseph Beatty and       reference
                    Robert C. Taylor, Jr., dated as of November 27,
                    1996 (incorporated by reference to Exhibit No. 4.3
                    of the 3rd Quarter 1998 10-Q)

4.11                Amendment No. 1 to Vesting Agreement and                 Incorporated by
                    Consent as of August 21, 1998, between the               reference
                    Company and Madison Dearborn Capital Partners,
                    L.P., Frontenac VI, L.P., Battery Ventures III, L.P.,
                    Brian F. Addy, John R. Barnicle, Joseph Beatty and
                    Robert C. Taylor, Jr., dated as of August 21, 1998
                    (incorporated by reference to Exhibit No. 4.4 of the
                    3rd Quarter 1998 10-Q)

4.12                Amendment No. 1 to Vesting Agreement and                 Incorporated by
                    Consent as of August 21, 1998, between the               reference
                    Company and Madison Dearborn Capital Partners,
                    L.P., Frontenac VI, L.P., Battery Ventures III, L.P.,
                    Brian F. Addy, John R. Barnicle, Joseph Beatty and
                    Robert C. Taylor, Jr., dated as of August 21, 1998
                    (incorporated by reference to Exhibit No. 4.5 of the
                    3rd Quarter 1998 10-Q)

                                                                             Sequentially
Exhibit Number      Description                                              Numbered Page
--------------      -----------                                              -------------
4.13                Amendment No. 1 to Vesting Agreement and                 Incorporated by
                    Consent as of August 21, 1998, between the               reference
                    Company and Madison Dearborn Capital Partners,
                    L.P., Frontenac VI, L.P., Battery Ventures III, L.P.,
                    Brian F. Addy, John R. Barnicle, Joseph Beatty and
                    Robert C. Taylor, Jr., dated as of August 21, 1998
                    (incorporated by reference to Exhibit No. 4.6 of the
                    3rd Quarter 1998 10-Q)

4.14                Form of Restricted Stock Agreement, dated                Incorporated by
                    September 30, 1998 between the Company and each          reference
                    of Brian F. Addy, John R. Barnicle, Joseph Beatty,
                    and Robert C. Taylor, Jr. (incorporated by reference
                    to Exhibit No. 4.7 of the 3rd Quarter 1998 10-Q)

4.15                Stockholders Agreement with Madison Dearborn             Incorporated by
                    Capital Partners, L.P., Frontenac VI, L.P., Battery      reference
                    Ventures III, L.P., Brian F. Addy, John R. Barnicle,
                    Joseph Beatty, and Robert C. Taylor Jr., dated
                    November 27, 1996 (incorporated by reference to
                    Exhibit No. 4.11 of the S-4)

4.16                Amendment No. 1 to Stockholders Agreement with           Incorporated by
                    Madison Dearborn Capital Partners, L.P., Frontenac       reference
                    VI, L.P., Battery Ventures III, L.P., Brian F. Addy,
                    John R. Barnicle, Joseph Beatty, and Robert C.
                    Taylor Jr., dated as of July 7, 1998 (incorporated by
                    reference to Exhibit No. 4.9 of the 3rd Quarter 1998
                    10-Q)

4.17                Amendment No. 2 to Stockholders Agreement with           Incorporated by
                    Madison Dearborn Capital Partners, L.P., Frontenac       reference
                    VI, L.P., Battery Ventures III, L.P., Brian F. Addy,
                    John R. Barnicle, Joseph Beatty, and Robert C.
                    Taylor Jr., dated as of August 21, 1998
                    (incorporated by reference to Exhibit No. 4.10 of
                    the 3rd Quarter 1998 10-Q)

4.18                Amendment No. 3 to Stockholders Agreement with           Incorporated by
                    Madison Dearborn Capital Partners, L.P., Frontenac       reference
                    VI, L.P., Battery Ventures III, L.P., Brian F. Addy,
                    John R. Barnicle, Joseph Beatty, and Robert C.
                    Taylor Jr., dated as of February 16, 1999
                    (incorporated by reference to Exhibit No. 4.16 to the
                    Company's Annual Report on Form 10-K for year
                    ended December 31, 1998 originally filed with the
                    Commission on March 31, 1998 (the "1998 10-K"))

                                                                              Sequentially
Exhibit Number      Description                                               Numbered Page
--------------      -----------                                               -------------
4.19                Executive Stock Agreement and Employment                  Incorporated by
                    Agreement with Brian F. Addy, dated November              reference
                    27, 1996 (incorporated by reference to Exhibit No.
                    4.12 of the S-4)

4.20                Executive Stock Agreement and Employment                  Incorporated by
                    Agreement with John R. Barnicle, dated November           reference
                    27, 1996 (incorporated by reference to Exhibit No.
                    4.13 of the S-4)

4.21                Executive Stock Agreement and Employment                  Incorporated by
                    Agreement with Joseph A. Beatty, dated November           reference
                    27, 1996 (incorporated by reference to Exhibit No.
                    4.14 of the S-4)

4.22                Executive Stock Agreement and Employment                  Incorporated by
                    Agreement with Robert C. Taylor, Jr., dated               reference
                    November 27, 1996 (incorporated by reference to
                    Exhibit No. 4.15 of the S-4)

4.23                Amendment No. 1 to Executive Employment                   Incorporated by
                    Agreement and Consent with Brian F. Addy, dated           reference
                    as of August 21, 1998 (incorporated by reference to
                    Exhibit No. 4.11 of the 3rd Quarter 1998 10-Q)

4.24                Amendment No. 1 to Executive Employment                   Incorporated by
                    Agreement and Consent with John R. Barnicle,              reference
                    dated as of August 21, 1998 (incorporated by
                    reference to Exhibit No. 4.12 of the 3rd Quarter
                    1998 10-Q)

4.25                Amendment No. 1 to Executive Employment                   Incorporated by
                    Agreement and Consent with Joseph Beatty, dated           reference
                    as of August 21, 1998 (incorporated by reference to
                    Exhibit No. 4.13 of the 3rd Quarter 1998 10-Q)

4.26                Amendment No. 1 to Executive Employment                   Incorporated by
                    Agreement and Consent with Robert C. Taylor,              reference
                    dated as of August 21, 1998 (incorporated by
                    reference to Exhibit No. 4.14 of the 3rd Quarter
                    1998 10-Q)

4.27                Registration Agreement with Madison Dearborn              Incorporated by
                    Capital Partners, L.P., Frontenac VI, L.P., Battery       reference
                    Ventures III, L.P., Brian F. Addy, John R. Barnicle,
                    Joseph Beatty, and Robert C. Taylor Jr., dated
                    November 27, 1996 (incorporated by reference to
                    Exhibit No. 4.16 of the S-4)

                                                                              Sequentially
Exhibit Number      Description                                               Numbered Page
--------------      -----------                                               -------------
4.28                Amendment No. 1 to Registration Agreement with            Incorporated by
                    Madison Dearborn Capital Partners, L.P., Frontenac        reference
                    VI, L.P., Battery Ventures III, L.P., Brian F. Addy,
                    John R. Barnicle, Joseph Beatty, and Robert C.
                    Taylor Jr., dated as of August 21, 1998
                    (incorporated by reference to Exhibit No. 4.15 of
                    the 3rd Quarter 1998 10-Q)

4.29                Amendment No. 4 to Stockholders Agreement with            Incorporated by
                    Madison Dearborn Capital Partners, L.P.,                  reference
                    Frontenac VI, L.P., Battery Ventures III, L.P.,
                    Brian F. Addy, John R. Barnicle, Joseph Beatty and
                    Robert C. Taylor, Jr., dated as of May 21, 1999
                    (incorporated by reference to Exhibit No. 4.27 of
                    the S-1)

4.30                Form of Amended and Restated 1997 Nonqualified            Incorporated by
                    Stock Option Plan (incorporated by reference to           reference
                    Exhibit No. 10.33 of the 1998 10-K)

4.31                1997 Nonqualified Stock Option Plan, amended and          Incorporated by
                    restated as of August 21, 1998 (incorporated by           reference
                    reference to Exhibit No. 10.7 of the 3rd Quarter
                    1998 10-Q)

4.32                Amendment to 1997 Nonqualified Stock Option               Incorporated by
                    Plan (amended and restated as of August 21, 1998),        reference
                    dated as of May 21, 1999 (incorporated by reference
                    to Exhibit No. 10.58 of the S-1)

5.1                 Opinion of Jones, Day, Reavis & Pogue                           15

23.1                Consent of Jones, Day, Reavis & Pogue (included
                    in Exhibit 5.1)                                                 15

23.2                Consent of Independent Public Accountants                       16

24.1                Power of Attorney                                               17